The Tax Benefits Preservation Plan expired on February 18, 2016.

COMMON STOCK

NUMBER

CPF 16574

CENTRAL PACIFIC FINANCIAL CORP

INCORPORATED UNDER THE LAWS OF THE STATE OF HAWAII

SHARES

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 154760 40 9

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON STOCK, WITHOUT PAR VALUE, OF

CENTRAL PACIFIC FINANCIAL CORP.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its dul authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
EQUINITI TRU COMPANY
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

**EXECUTIVE VICE PRESIDENT,
CHIEF LEGAL OFFICER &
CORPORATE SECRETARY**

**CHAIRMAN &
CHIEF EXECUTIVE OFFICER**

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS

A full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued, including the variations in the relative rights and preferences between the shares of preferred stock, may be obtained by any shareholder, upon request and without charge, from the Secretary of the Company at Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UTMA – ________ Custodian ________
(Cust) (Minor)
under Uniform Transfers to Minors
Act ________________
(State)

Additional abbreviations may also be used though not in above list.

For value received ____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________

X ____

X ____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

The Tax Benefits Preservation Plan expired on February 18, 2016.